FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2019
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

16.          FAIR VALUE MEASUREMENT

Measured on recurring basis

The Group measured its financial assets and liabilities, including cash and cash equivalents, accounts receivable, amounts due from related parties, prepaid equipment costs, accounts payable and amounts to from related parties on a recurring basis as of December 31, 2018 and 2019.

Cash and cash equivalents and restricted cash are classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market. The carrying amounts of accounts receivable, amounts due from related parties, prepaid equipment cost and accounts payable approximate their fair values due to their short-term maturity.

Measured on non-recurring basis

The Group measured property and equipment at fair value on a nonrecurring basis. The fair value was determined using models with significant unobservable inputs (Level 3 inputs). This was based on a number of key assumptions, including, but not limited to, undiscounted future cash flows and the annual net revenue projections based on the projected levels of advertising activities during the forecast periods, all of which were classified as Level 3 in the fair value hierarchy. As a result, the Group recorded $67,342,  $564 and nil impairment charged for the years ended December 31, 2017, 2018 and 2019, respectively.

The Group measured its long-term investment in AM Advertising at fair value on a nonrecurring basis as result of the disposal transaction. The fair value was determined using the market approach (AM Advertising’s capital transaction completed as of December 31,2018 and announced to the public) with unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities (Level 2 inputs). The impairment recorded was nil,  $50,159 and nil for the years ended December 31, 2017, 2018 and 2019, respectively.